                   STOCK OR BOND PLEDGE AND SECURITY AGREEMENT         EXHIBIT O


     For Value Received the undersigned, jointly and severally, hereby deposits with First National Bank in Ronceverte (hereinafter "Bank") the following stocks and/or bonds together with executed instrument(s) of assignment and transfer (irrevocable stock or bond power(s)) and pledges the same and gives and grants to Bank a security interest therein:

     If stock,      ** Shares of ** See back of page**
     complete       Represented by Certificate Number(s):________
     this           ________ Shares of ________
     portion        Represented by Certificate Number(s):________

     If bond,       Bond(s) of ________
     complete       In the principal amount of $________,
     this           Serial Number(s) ________
     portion        Bond(s) of ________
                    In the principal amount of $________,
                    Serial Number(s) ________


     Together with any substitution or replacement therefor or additions thereto, together with any payments, interest, cash dividends, stock rights, rights to subscribe, stock dividends, liquidating dividends, and any other property to which the undersigned may become entitled by reason of the ownership of same during the time any Obligations as hereinafter described are outstanding, which shall forthwith be delivered to Bank to be held as additional security for the Obligations as hereinafter described and together further with all proceeds of the foregoing.

     To secure the payment of the principal and interest on and all obligations under a note (hereinafter referred to as the "Note"), dated July 10, 1995, of Barbara W. Beymer and Robert Beymer (hereinafter referred to sometimes as "Borrower") payable to the order of Bank, in the principal sum of Four Hundred Thousand & 00/100 Dollars ($400,000.00), or such principal amount as may be outstanding from time to time, and any and all renewals and extensions of the Note, however changed in form, manner or amount, and all reasonable costs, expenses, advances and liabilities which may be made or incurred by Secured Party in the disbursement, administration and collection of the loan evidenced by the Note and in the protection, maintenance and liquidation of the security interest and pledge hereby granted, including reasonable attorneys' fees and with interest on such costs and expenses at the same rate as provided in the Note. This pledge and security agreement also secures and covers:
     /x/ The payment of the principal and interest on all other indebtedness, liabilities and obligations of any of the undersigned and/or Borrower to the Secured Party, of every kind and description, direct or indirect, absolute or contingent, joint or several, whether as drawer, maker, endorser, guaranty or surety or otherwise, whether due or to become due and whether now existing or hereafter arising or contracted except for obligations arising from consumer sales, leases, loans or transactions as defined by applicable state or federal law.
     / /  The following obligations _________________________.

     All of the above-described are to be hereinafter collectively referred to as "Obligations".

     Bank shall not be responsible for any decline in the value of the stocks and bonds held by it whether due to market conditions or otherwise. If there is a material decline in the value of the stocks and/or bonds deposited with Bank, Bank may require the undersigned and the undersigned agrees to deliver to Bank additional collateral with a value sufficient in the judgment of Bank to offset the decline.

     If Bank incurs any expense in further securing or in maintaining the rights hereby granted in the stock(s) and/or bond(s), the undersigned agrees, upon demand, to make immediate repayment of such costs to Bank.

     Upon default in the terms of this agreement or the Obligation(s) secured hereby, in addition to the rights herein granted to Bank, it shall have all the rights of a secured party provided by the Uniform Commercial Code and the rights granted to Bank in the Note. Bank shall not be obligated to notify the undersigned of the occurrence of any such default, of its election to accelerate the due date of any obligations secured hereby or of its exercise of its rights against the stock(s) and/or bond(s) deposited as security.

     The undersigned hereby waives presentment, notice demand, protest and notice of any action taken, or to be taken by Bank under this agreement or in connection with the Note, or any other obligation(s) aforesaid. The undersigned further represent(s) that the pledged stock(s) and/or bond(s) are owned by the undersigned free and clear of all claims, liens, encumbrances or assessments and agree(s) to hold Bank harmless from any claim to the contrary.

     The undersigned does (do) hereby jointly and severally appoint Bank as the undersigned's attorney-in-fact to act in the name, place and stead and in any and all ways in which the undersigned could do to endorse, transfer, sell, deliver, hypothecate, or otherwise transfer the pledged stock(s) and/or bond(s), now or hereafter standing in the name of or owned by the undersigned, and to make, execute and deliver any and all written instruments necessary or proper to effectuate the authority hereby conferred with full power of substitution in the premises. Said power is coupled with an interest and shall not be revoked by the death or incompetency of the undersigned (or any of them) or otherwise. The Bank is authorized to make photocopies of this agreement as frequently and in such quantity as Bank shall deem appropriate. Each photocopy shall have the same force and effect as an original. The Bank is authorized to take such action as it deems necessary to perfect and protect the pledge and/or security interest granted hereby including contacting the issuer of the stock(s) and/or bond(s) and requesting and obtaining registration of the Bank's interest therein. In addition to the other powers granted herein the undersigned shall at the request of the Bank execute and deliver such financing statements, documents and instruments, and perform all other acts as Bank deems necessary or desirable to perfect its security interest in and/or pledge of the pledged stock(s) or bond(s), now or hereafter standing in the name of or owned by the undersigned.

     This agreement shall be governed by and construed in accordance with the laws of the State of West Virginia in all respects.

     The undersigned hereby jointly and severally, irrevocably and exclusively submit to the jurisdiction of the Circuit Court of the County in West Virginia in which the Bank's main banking office is situate and the proper Appellate Courts of the State of West Virginia, or the Untied States Bankruptcy or District Court having jurisdiction over the county in which the Bank's main banking office is situate and the proper Appellate Courts of the United States, over any action or proceeding arising out of or relating to this agreement, any Obligation, any document executed in connection therewith and/or the conduct of the relationship between the Bank and the undersigned in relation thereto. The undersigned hereby irrevocably agree(s) that all claims in respect of such action or proceeding may be heard and determined in such West Virginia State or Federal Court and waive(s) any and all rights the undersigned may have to contest the jurisdiction and/or venue of the above mentioned Courts and to demand any other Court. Provided however, nothing in this section shall affect the right of the Bank to bring proceedings against the undersigned in the Courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

     The undersigned jointly and severally waive(s) trial by jury with respect to any action, claim, suit or proceeding in respect of or arising out of this agreement, any agreements executed in connection with this agreement and/or the conduct of the relationship between Bank and the undersigned in relation thereto.


                                        /s/ Barbara W. Beymer
                                        ----------------------------------------
                                        Owner (as name appears on stock or bond)



Date:  July 10, 1995
                                        ________________________________________
                                        Owner (as name appears on stock or bond)

1)   30,000 shares of Peoples Bank of Amite preferred stock, cert. #005
2)   60,000 shares of Peoples Bank of Amite common stock, cert. #618
3)   74,075 shares of First State Bank of Sarasota common stock, cert. #0860
4)   11,000 shares of Southeast National Bank common stock, cert. #836
5)   1,800 shares of St. Mary Holding Corporation common stock, cert. #0859
6)   1,800 shares of St. Mary Holding Corporation common stock, cert. #0878
7)   1,000 shares of Premier Financial Bancorp, Inc. common stock, cert. #320
8)   1,000 shares of Beckley Bancorp, Inc. common stock, cert. #BB-0474

                   STOCK OR BOND PLEDGE AND SECURITY AGREEMENT


     For Value Received the undersigned, jointly and severally, hereby deposits with First National Bank in Ronceverte (hereinafter "Bank") the following stocks and/or bonds together with executed instrument(s) of assignment and transfer (irrevocable stock or bond power(s)) and pledges the same and gives and grants to Bank a security interest therein:

     If stock,      ** Shares of ** See back of page**
     complete       Represented by Certificate Number(s):________
     this           ________ Shares of ________
     portion        Represented by Certificate Number(s):________

     If bond,       Bond(s) of ________
     complete       In the principal amount of $________,
     this           Serial Number(s) ________
     portion        Bond(s) of ________
                    In the principal amount of $________,
                    Serial Number(s) ________


     Together with any substitution or replacement therefor or additions thereto, together with any payments, interest, cash dividends, stock rights, rights to subscribe, stock dividends, liquidating dividends, and any other property to which the undersigned may become entitled by reason of the ownership of same during the time any Obligations as hereinafter described are outstanding, which shall forthwith be delivered to Bank to be held as additional security for the Obligations as hereinafter described and together further with all proceeds of the foregoing.

     To secure the payment of the principal and interest on and all obligations under a note (hereinafter referred to as the "Note"), dated July 10, 1995, of Robert H. and Barbara W. Beymer (hereinafter referred to sometimes as "Borrower") payable to the order of Bank, in the principal sum of Four Hundred Thousand & 00/100 Dollars ($400,000.00), or such principal amount as may be outstanding from time to time, and any and all renewals and extensions of the Note, however changed in form, manner or amount, and all reasonable costs, expenses, advances and liabilities which may be made or incurred by Secured Party in the disbursement, administration and collection of the loan evidenced by the Note and in the protection, maintenance and liquidation of the security interest and pledge hereby granted, including reasonable attorneys' fees and with interest on such costs and expenses at the same rate as provided in the Note. This pledge and security agreement also secures and covers:
     /x/ The payment of the principal and interest on all other indebtedness, liabilities and obligations of any of the undersigned and/or Borrower to the Secured Party, of every kind and description, direct or indirect, absolute or contingent, joint or several, whether as drawer, maker, endorser, guaranty or surety or otherwise, whether due or to become due and whether now existing or hereafter arising or contracted except for obligations arising from consumer sales, leases, loans or transactions as defined by applicable state or federal law.
     / /  The following obligations _________________________.

     All of the above-described are to be hereinafter collectively referred to as "Obligations".

     Bank shall not be responsible for any decline in the value of the stocks and bonds held by it whether due to market conditions or otherwise. If there is a material decline in the value of the stocks and/or bonds deposited with Bank, Bank may require the undersigned and the undersigned agrees to deliver to Bank additional collateral with a value sufficient in the judgment of Bank to offset the decline.

     If Bank incurs any expense in further securing or in maintaining the rights hereby granted in the stock(s) and/or bond(s), the undersigned agrees, upon demand, to make immediate repayment of such costs to Bank.

     Upon default in the terms of this agreement or the Obligation(s) secured hereby, in addition to the rights herein granted to Bank, it shall have all the rights of a secured party provided by the Uniform Commercial Code and the rights granted to Bank in the Note. Bank shall not be obligated to notify the undersigned of the occurrence of any such default, of its election to accelerate the due date of any obligations secured hereby or of its exercise of its rights against the stock(s) and/or bond(s) deposited as security.

     The undersigned hereby waives presentment, notice demand, protest and notice of any action taken, or to be taken by Bank under this agreement or in connection with the Note, or any other obligation(s) aforesaid. The undersigned further represent(s) that the pledged stock(s) and/or bond(s) are owned by the undersigned free and clear of all claims, liens, encumbrances or assessments and agree(s) to hold Bank harmless from any claim to the contrary.

     The undersigned does (do) hereby jointly and severally appoint Bank as the undersigned's attorney-in-fact to act in the name, place and stead and in any and all ways in which the undersigned could do to endorse, transfer, sell, deliver, hypothecate, or otherwise transfer the pledged stock(s) and/or bond(s), now or hereafter standing in the name of or owned by the undersigned, and to make, execute and deliver any and all written instruments necessary or proper to effectuate the authority hereby conferred with full power of substitution in the premises. Said power is coupled with an interest and shall not be revoked by the death or incompetency of the undersigned (or any of them) or otherwise. The Bank is authorized to make photocopies of this agreement as frequently and in such quantity as Bank shall deem appropriate. Each photocopy shall have the same force and effect as an original. The Bank is authorized to take such action as it deems necessary to perfect and protect the pledge and/or security interest granted hereby including contacting the issuer of the stock(s) and/or bond(s) and requesting and obtaining registration of the Bank's interest therein. In addition to the other powers granted herein the undersigned shall at the request of the Bank execute and deliver such financing statements, documents and instruments, and perform all other acts as Bank deems necessary or desirable to perfect its security interest in and/or pledge of the pledged stock(s) or bond(s), now or hereafter standing in the name of or owned by the undersigned.

     This agreement shall be governed by and construed in accordance with the laws of the State of West Virginia in all respects.

     The undersigned hereby jointly and severally, irrevocably and exclusively submit to the jurisdiction of the Circuit Court of the County in West Virginia in which the Bank's main banking office is situate and the proper Appellate Courts of the State of West Virginia, or the Untied States Bankruptcy or District Court having jurisdiction over the county in which the Bank's main banking office is situate and the proper Appellate Courts of the United States, over any action or proceeding arising out of or relating to this agreement, any Obligation, any document executed in connection therewith and/or the conduct of the relationship between the Bank and the undersigned in relation thereto. The undersigned hereby irrevocably agree(s) that all claims in respect of such action or proceeding may be heard and determined in such West Virginia State or Federal Court and waive(s) any and all rights the undersigned may have to contest the jurisdiction and/or venue of the above mentioned Courts and to demand any other Court. Provided however, nothing in this section shall affect the right of the Bank to bring proceedings against the undersigned in the Courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

     The undersigned jointly and severally waive(s) trial by jury with respect to any action, claim, suit or proceeding in respect of or arising out of this agreement, any agreements executed in connection with this agreement and/or the conduct of the relationship between Bank and the undersigned in relation thereto.


                                        /s/ Robert H. Beymer
                                        ----------------------------------------
                                        Owner (as name appears on stock or bond)



Date:  July 10, 1995
                                        ________________________________________
                                        Owner (as name appears on stock or bond)

1)   200 shares of St. Mary Holding Corporation common stock, cert. #0879
2)   200 shares of St. Mary Holding Corporation common stock, cert. #0860
7)   500 shares of Ohio River Bank common stock, cert. #1367
8)   500 shares of Ohio River Bank common stock, cert. #1366

                        CONSENT TO PLEDGE OR HYPOTHECATE
                           (Miscellaneous Collateral)


TO THE First National Bank in Ronceverte
          (hereinafter "Bank")

Ronceverte, WEST VIRGINIA

                                                                   July 10, 1995


     In order to induce you to extend credit to Barbara W. Beymer (hereinafter called the "Borrower"), I hereby unconditionally agree that the following property:

     *See back of page*

of which I am the owner, together with any proceeds thereof, dividends, interest or distribution relating thereto or earned thereon and any renewal, replacement or substitution may be pledged or hypothecated and delivered to you as collateral security for any and all obligations and liabilities of the Borrower to you, whether now existing or hereafter arising, direct or contingent, due or to become due, and any extension or renewal thereof, upon any terms and conditions whatsoever and with the same force and effect as if said property were owned by said Borrower. I further specifically agree that such property may be received, held and disposed of by you subject and pursuant to all terms and conditions of any and all notes, contracts, or agreements heretofore or hereafter signed by said Borrower as maker, endorser or guarantor or in any other capacity including all extensions and renewals thereof, and authorize and empower you from time to time to take any and all action with respect to such property authorized by the terms of any such agreement and without notice to me.

     I hereby waive notice of the making, renewal or extending of any loan or financial accommodation to said Borrower. No forbearance shall act as a release of such collateral.

     Without limiting your powers in dealing with said collateral, I authorize you to act solely upon the instructions of said Borrower relative to the sale or other disposition of said property, or any part thereof, or any substitutes therefore, or any proceeds thereof, and the receipt or acquittance of said Borrower for said property or any part thereof, or any substitute therefore, or any proceeds thereof, shall be valid and sufficient release and discharge of your liability.

     I understand that the Bank will have no obligation to take any action with respect to the collateral even if the failure to take any particular action may result in a decline in the value of the collateral unless I request in writing that the Bank take specific action and advance to Bank the anticipated cost thereof and indemnify and hold harmless Bank in the event it takes such action. I acknowledge that this imposes upon me the duty to advise Bank in writing of any special care, handling or storage necessary to protect and preserve collateral in Bank's possession and to pay the cost thereof. The failure of Bank to take any such action, if done in good faith, shall not, standing alone, be a breach of Bank's obligation to me or with respect to the collateral. Bank shall not, under any circumstances, be liable or responsible for any decline in the value of the collateral resulting from market conditions.

     I further agree to deliver to you without demand therefore any additional certificates or shares, which I might receive by reason of my ownership of the above property whether by reason or a stock dividend, "stock split" or any other refinancing and such other or additional shares shall be held under the same terms and conditions herein set out.


                                   /s/ Barbara W. Beymer
______________________________     -------------------------------------
Witness                            Signature

1)   30,000 shares of Peoples Bank of Amite preferred stock, cert. #005
2)   60,000 shares of Peoples Bank of Amite common stock, cert. #618
3)   74,075 shares of First State Bank of Sarasota common stock, cert. #0860
4)   11,000 shares of Southeast National Bank common stock, cert. #836
5)   1,800 shares of St. Mary Holding Corporation common stock, cert. #0859
6)   1,800 shares of St. Mary Holding Corporation common stock, cert. #0878
7)   1,000 shares of Premier Financial Bancorp, Inc. common stock, cert. #320
8)   1,000 shares of Beckley Bancorp, Inc. common stock, cert. #BB-0474

                        CONSENT TO PLEDGE OR HYPOTHECATE
                           (Miscellaneous Collateral)


TO THE First National Bank in Ronceverte
          (hereinafter "Bank")

Ronceverte, WEST VIRGINIA

                                                                   July 10, 1995


     In order to induce you to extend credit to Robert H. Beymer (hereinafter called the "Borrower"), I hereby unconditionally agree that the following property:

     *See back of page*

of which I am the owner, together with any proceeds thereof, dividends, interest or distribution relating thereto or earned thereon and any renewal, replacement or substitution may be pledged or hypothecated and delivered to you as collateral security for any and all obligations and liabilities of the Borrower to you, whether now existing or hereafter arising, direct or contingent, due or to become due, and any extension or renewal thereof, upon any terms and conditions whatsoever and with the same force and effect as if said property were owned by said Borrower. I further specifically agree that such property may be received, held and disposed of by you subject and pursuant to all terms and conditions of any and all notes, contracts, or agreements heretofore or hereafter signed by said Borrower as maker, endorser or guarantor or in any other capacity including all extensions and renewals thereof, and authorize and empower you from time to time to take any and all action with respect to such property authorized by the terms of any such agreement and without notice to me.

     I hereby waive notice of the making, renewal or extending of any loan or financial accommodation to said Borrower. No forbearance shall act as a release of such collateral.

     Without limiting your powers in dealing with said collateral, I authorize you to act solely upon the instructions of said Borrower relative to the sale or other disposition of said property, or any part thereof, or any substitutes therefore, or any proceeds thereof, and the receipt or acquittance of said Borrower for said property or any part thereof, or any substitute therefore, or any proceeds thereof, shall be valid and sufficient release and discharge of your liability.

     I understand that the Bank will have no obligation to take any action with respect to the collateral even if the failure to take any particular action may result in a decline in the value of the collateral unless I request in writing that the Bank take specific action and advance to Bank the anticipated cost thereof and indemnify and hold harmless Bank in the event it takes such action. I acknowledge that this imposes upon me the duty to advise Bank in writing of any special care, handling or storage necessary to protect and preserve collateral in Bank's possession and to pay the cost thereof. The failure of Bank to take any such action, if done in good faith, shall not, standing alone, be a breach of Bank's obligation to me or with respect to the collateral. Bank shall not, under any circumstances, be liable or responsible for any decline in the value of the collateral resulting from market conditions.

     I further agree to deliver to you without demand therefore any additional certificates or shares, which I might receive by reason of my ownership of the above property whether by reason or a stock dividend, "stock split" or any other refinancing and such other or additional shares shall be held under the same terms and conditions herein set out.


                                   /s/ Robert H. Beymer
______________________________     --------------------------------------
Witness                            Signature

1)   200 shares of St. Mary Holding Corporation common stock, cert. #0879
2)   200 shares of St. Mary Holding Corporation common stock, cert. #0860
7)   500 shares of Ohio River Bank common stock, cert. #1367
8)   500 shares of Ohio River Bank common stock, cert. #1366